Exhibit 8.1

List of the Registrant’s Subsidiaries and Consolidated Affiliated Entities

Name	Jurisdiction of Incorporation
Subsidiaries:
Beijing Century TAL Education Technology Co., Ltd.(formerly known as “TAL Education Technology (Beijing) Co., Ltd.”)	PRC
Beijing Huanqiu Zhikang Shidai Education Consulting Co., Ltd.	PRC
Beijing Lebai Information Consulting Co., Ltd.	PRC
Beijing Xintang Sichuang Education Technology Co., Ltd.	PRC
Firstleap Education	Cayman Islands
Firstleap Education (HK) Limited	Hong Kong
Fuzhou Gulou District Xueersi Training School	PRC
Maxstep Technology Inc.	Cayman Islands
Pengxin TAL Industrial Investment (Shanghai) Co., Ltd.	PRC
TAL Holding Limited	Hong Kong
Tianjin Dongxuetang Education Information Consulting Co., Ltd.	PRC
Wuxi TAL Education Consulting Co., Ltd.	PRC
Yidu Huida Education Technology (Beijing) Co., Ltd.	PRC
Yidu Technology Group	Cayman Islands
Yidu Technology Group Limited	Hong Kong
Yidu Xuedi Network Technology (Beijing) Co., Ltd.	PRC
Zhixuesi Education Consulting (Beijing) Co., Ltd.	PRC

VIEs:
Beijing Lebai Education Consulting Co., Ltd.	PRC
Beijing Xueersi Education Technology Co., Ltd.	PRC
Beijing Xueersi Network Technology Co., Ltd.	PRC
Xinxin Xiangrong Education Technology (Beijing) Co., Ltd.	PRC

Subsidiaries and Schools of VIEs:
Beijing Bangxue Education Technology Co., Ltd.	PRC
Beijing Changping District Xueersi Training School	PRC
Beijing Chaoyang District Firstleap Children’s English Training School	PRC
Beijing Chaoyang District Xueersi Training School	PRC
Beijing Dongcheng District Xueersi Training School	PRC
Beijing Haidian District Lejiale Training School	PRC
Beijing Haidian District Xueersi Training School	PRC
Beijing Huaizhi Investing Management Center (Limited Partnership)	PRC
Beijing Jiazhangbang Network Technology Co., Ltd.	PRC
Beijing Jingshi Shifan Culture Distribution Co., Ltd	PRC
Beijing Ledulekao Education Technology Co., Ltd.	PRC
Beijing Shijingshan District Firstleap Children’s English Training School	PRC
Beijing Shijingshan District Xueersi Training School	PRC
Beijing TAL Sichuang Investing Co., Ltd.	PRC
Beijing Tianxun Education Consulting Co., Ltd.	PRC
Beijing Xicheng District Xueersi Training School	PRC
Beijing Xueersi Nanjing Education Technology Co., Ltd.	PRC
Beijing Yinghe Youshi Technology Co., Ltd.	PRC
Beijing Zhikang Culture Distribution Co., Ltd.	PRC
Changsha TAL Education Technology Co., Ltd.	PRC
Changsha Yuhua District Xueersi Creative Education Training School	PRC
Chengdu Jinniu District Xueersi Training School	PRC
Chengdu Qingyang District Xueersi Training School	PRC

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Chengdu Xueersi Education Consulting Co., Ltd.	PRC
Chongqing Firstleap Education Information Consulting Co., Ltd.	PRC
Chongqing Nan’an Xueersi Training School	PRC
Chongqing Shapingba District Xueersi Education Training School	PRC
Firstleap USA Inc.	USA
Guangzhou Liwan District Xueersi Training Center	PRC
Guangzhou Tianhe District Xueersi Training Center	PRC
Guangzhou Xueersi Education Technology Co., Ltd.	PRC
Guangzhou Yuexiu District Xueersi Training School	PRC
Hangzhou Xueersi Education Consulting Co., Ltd.	PRC
Hangzhou Xueersi Training School.	PRC
Hefei Lebai Education Consulting Co., Ltd.	PRC
Jinan Xueersi Education Training School	PRC
Lingheng Investing Holding (Beijing) Co., Ltd.	PRC
Luoyang Xueersi Culture Distribution Co., Ltd.	PRC
Nanjing Lebai Education Information Consulting Co., Ltd.	PRC
Nanjing Firstleap Children’s English Training Center	PRC
Nanjing Xintang Sichuang Education Consulting Co., Ltd.	PRC
Nanjing Xueersi Education Training School	PRC
Ningbo Xueersi Peiyou Training School	PRC
Qingdao Xueersi Education Information Consulting Co., Ltd.	PRC
Qingdao Xueersi Wenli Training School	PRC
Shanghai Changning District Xueersi Training School	PRC
Shanghai Jiading Xueersi Training School	PRC
Shanghai Minhang District Xueersi Training School	PRC
Shanghai Xueersi Education Information Consulting Co., Ltd.	PRC
Shanghai Putuo District Xueersi Training School	PRC
Shenyang Firstleap Education Training School	PRC
Shenyang Heping District Firstleap Education Training School	PRC
Shenyang Libei Education Information Consulting Co., Ltd.	PRC
Shenyang Xueersi Education Information Consulting Co., Ltd.	PRC
Shenyang Xueersi Education Training School	PRC
Shenzhen Xueersi Education Technology Co., Ltd.	PRC
Shenzhen Xueersi Training Center.	PRC
Shijiazhuang Qiaoxi District Xueersi Culture Training School	PRC
Suzhou TAL Network Technology Co., Ltd (formerly known as “Suzhou Xueersi Network Technology Co., Ltd.”)	PRC
Suzhou Xueersi Culture Training Center (formerly known as “Suzhou Zhikang Culture Training Center”)	PRC
Taiyuan Xiaodian District Xueersi Training School	PRC
Taiyuan Yingze District Xueersi Training School	PRC
Tianjin Heping District Xueersi Training School	PRC
Tianjin Hexi District Xueersi Training School	PRC
Tianjin Xueersi Education Information Consulting Co., Ltd.	PRC
Wuhan Jianghan District Xueersi English Training School	PRC
Wuhan Jiang’an District Xueersi Training School	PRC
Wuhan Jiang’an District Xueersi Education Yongqing Training School	PRC
Wuhan Wuchang District Xueersi Training School	PRC
Xi’an Beilin District Xueersi Education Training Center	PRC
Xi’an Lianhu Xueersi Education Training Center	PRC
Xi’an Xueersi Network Technology Co., Ltd.	PRC
Zhengzhou Gaoxin District Xueersi Training School	PRC
Zhengzhou Jinshui District Xueersi Shulihua Training Center	PRC
Zhengzhou Zhongyuan District Xueersi Training School	PRC

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